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                                                                    Exhibit 32.1

                              Certification of the
                      President and Chief Executive Officer
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of National Financial Partners Corp. and Subsidiaries (the "Company") for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jessica M. Bibliowicz, President and Chief Executive Officer of the Company, certify to the best of my knowledge pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jessica M. Bibliowicz
--------------------------------
Jessica M. Bibliowicz
President and Chief Executive Officer
March 12, 2004

This certification accompanies this report pursuant to section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purpose of Section 18 of the Securities Exchange Act of 1934, as amended.